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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 15, 2003



                             InvestorsBancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


        0-29400                                    39-1854234
------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin           53188
------------------------------------------           ------
(Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (262) 523-1000









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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.
             ------------------------------------------

                  None.

         (b) Pro Forma Financial Information.
             --------------------------------

                  None.

         (c) Exhibits.
             ---------

99.1     Press Release dated August 15, 2003


Item 9.  Regulation FD Disclosure

         The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). On August 15, 2003, InvestorsBancorp, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly aughorized.

Date:  August 15, 2003                     InvestorsBancorp, Inc.

                                           By:      /s/ Susan J. Hauke
                                                    ----------------------------
                                                    Susan J. Hauke
                                                    Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number          Description
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99.1            Press release: InvestorsBancorp Reports Second Quarter Results